Exhibit 99.1

Owens Corning Announces Third-Quarter 2026 Results
TOLEDO, Ohio – November 4, 2026 - Owens Corning (NYSE: OC), a branded building products leader, today reported third-quarter 2026 results.
•Reported Net Sales of $2.5 Billion, a 7% Decrease from Prior Year
•Generated Net Earnings Margin of (10)% and Adjusted EBITDA Margin of 20%
•Delivered Diluted EPS of $(3.15) and Adjusted Diluted EPS of $2.44, which excludes the impact of Non-Cash, Pre-Tax Impairment Charges of $476 Million related to the Doors Business
•Produced Operating Cash Flow of $813 Million and Free Cash Flow of $622 Million
•Returned $337 Million to Shareholders through Dividends and Share Repurchases; Reduced Debt by $299 Million
“During the quarter, challenging residential market conditions were further impacted by a second consecutive year of weak storm activity and rapidly rising transportation and input material costs. Despite these pressures, our team demonstrated disciplined commercial and operational execution, delivering a resilient margin and strong cash flow,” said Chair and Chief Executive Officer Brian Chambers. “Our performance reflects the fundamentally stronger company we have built, and we remain focused on executing our strategy and leveraging our unique OC AdvantagesTM to create additional long-term value for our customers and shareholders.”
Enterprise Performance from Continuing Operations

($ in millions, except per share amounts)	Third-Quarter		Nine Months
	2026	2025	2026	2025
Net Sales	$2,489	$2,684	$7,510	$7,961
Net (Loss) Earnings Attributable to OC	(248)	(495)	100	94
As a Percent of Net Sales	(10)%	(18)%	1%	1%
Adjusted EBITDA	489	638	1,518	1,906
As a Percent of Net Sales	20%	24%	20%	24%
Diluted EPS	(3.15)	(5.93)	1.25	1.10
Adjusted Diluted EPS	2.44	3.67	7.58	10.81
Operating Cash Flow[1]	813	918	1,057	1,196
Free Cash Flow[1]	622	752	434	629
1 Reflects full company performance inclusive of discontinued operations.

Enterprise Highlights
•Owens Corning maintained a high level of safety performance with a recordable incident rate (RIR) of 0.81.

•Todd Fister was promoted to President and Chief Operating Officer, leading efforts to unlock efficiencies, strengthen execution, and accelerate organic growth across the enterprise. Jonathan Collins joined Owens Corning in August as Executive Vice President and Chief Financial Officer, succeeding Fister and bringing deep financial leadership experience and a proven background in scaling rapidly evolving businesses.

•Owens Corning placed second on the 100 Best Corporate Citizens list, marking the company's ninth consecutive year among the top 10. The list recognizes outstanding corporate responsibility performance among the largest publicly traded companies in the U.S.

Cash Returned to Shareholders
•In the third quarter, Owens Corning returned $337 million to shareholders. The company repurchased 1.9 million shares of common stock for $275 million and paid a quarterly cash dividend of $62 million. The company also reduced debt by $299 million and maintained net leverage within the targeted range of 2x to 3x.
“I am excited to partner with Brian and the leadership team as we build on Owens Corning’s strong foundation and invest in the long-term growth of the company,” said Executive Vice President and Chief Financial Officer Jonathan Collins. “In the third quarter, we continued to demonstrate our ability to generate attractive cash flow and returned significant capital to shareholders. Looking ahead, our financial approach remains grounded in disciplined capital allocation, maintaining a strong balance sheet, and preserving the financial flexibility to advance our strategic priorities.”

Third-Quarter Business Performance
•The company continued to deliver resilient margin performance. For the third quarter, Owens Corning generated an enterprise adjusted EBITDA margin of 20%.

Segment Results ($ in millions)	Net Sales		EBITDA		EBITDA Margin
	Q3 2026	Q3 2025	Q3 2026	Q3 2025	Q3 2026	Q3 2025
Roofing	$1,042	$1,240	$299	$423	29%	34%
Insulation	1,001	941	215	212	21%	23%
Doors	483	545	25	56	5%	10%

Fourth-Quarter Outlook
•The key economic factors that impact the company’s business are residential repair activity, residential remodeling activity, U.S. housing starts, and commercial construction activity.
•Owens Corning expects existing home sales, discretionary remodeling activity, and residential new construction to remain under pressure. In Roofing, a second consecutive year without significant storm activity and related distribution destocking are expected to weigh on near-term demand. Non-residential construction in North America is expected to continue to show pockets of strength, and conditions in the company's core European markets are anticipated to remain stable.

•Owens Corning anticipates significant input and delivery cost inflation to result in incremental expense, with minimal price expectations in the quarter.

•For the fourth-quarter 2026, Owens Corning expects revenue of $2.0 billion to $2.2 billion. The company expects to generate an enterprise adjusted EBITDA margin of approximately 10% to 12%. This reflects the impacts of significantly higher inflation and transportation cost increases, as well as fourth-quarter seasonality and incremental downtime due to weaker market volumes.

“While we are navigating a challenging market in the near-term, we have confidence in OC’s long-term growth and performance through the cycle,” said President and Chief Operating Officer Todd Fister. “Actions we are taking today to further improve our cost position, strengthen our commercial capabilities, and increase the earnings potential of the company are positioning OC to create significant value over time.”

Current 2026 Financial Outlook

General Corporate EBITDA Expenses	$235 million to $245 million
Interest Expense	$255 million to $265 million
Effective Tax Rate on Adjusted Earnings	24% to 26%*
Capital Additions	Approximately $800 million
Depreciation and Amortization	Approximately $680 million

* Cash taxes are anticipated to be lower.

Third-Quarter 2026 Conference Call and Presentation
Wednesday, November 4, 2026
9 a.m. Eastern Time
All Callers
•Live dial-in telephone number: U.S. and Canada 1.833.461.5787; and other international locations +1.585.542.9983
•Meeting code: 401280488 (Please dial in 10-15 minutes before conference call start time)
•Live webcast: https://events.q4inc.com/attendee/401280488
•Webcast replay will be available for one year using the above link.
About Owens Corning
Owens Corning is a branded building products leader with three complementary market‑leading businesses providing roofing, insulation, and doors primarily for residential markets in North America and Europe. The company operates with an integrated go‑to‑market strategy and a unique set of OC Advantages™ – including its iconic brand, unparalleled commercial strength, leading technology, and winning cost position – to help customers win and grow in the market. Owens Corning is committed to helping build better and achieve more through winning partnerships, leading performance, and engaging people. Founded in 1938 and headquartered in Toledo, Ohio, Owens Corning is listed on the New York Stock Exchange (NYSE: OC). For more information, visit www.owenscorning.com.

Use of Non-GAAP Measures
Owens Corning uses non-GAAP measures in its earnings press release that are intended to supplement investors' understanding of the company's financial information. These non-GAAP measures include EBITDA from continuing operations, adjusted EBITDA from continuing operations, adjusted earnings from continuing operations, adjusted diluted earnings per share attributable to Owens Corning common stockholders ("adjusted EPS") from continuing operations and free cash flow. When used to report historical financial information, reconciliations of these non-GAAP measures to the corresponding GAAP measures are included in the financial tables of this press release. Specifically, see Table 2 for adjusted EBITDA from continuing operations, Table 3 for adjusted earnings from continuing operations and adjusted EPS from continuing operations, and Table 8 for free cash flow.
For purposes of internal review of Owens Corning's year-over-year operational performance, management excludes from net earnings attributable to Owens Corning certain items it believes are not representative of ongoing operations. The non-GAAP financial measures resulting from these adjustments (including adjusted EBITDA from continuing operations, adjusted earnings from continuing operations and adjusted EPS from continuing operations) are used internally by Owens Corning for various purposes, including reporting results of operations to the Board of Directors, analysis of performance, and related employee compensation measures. Management believes that these adjustments result in a measure that provides a useful representation of its operational performance; however, the adjusted measures should not be considered in isolation or as a substitute for net earnings attributable to Owens Corning as prepared in accordance with GAAP.

Net debt and net leverage are non-GAAP financial measures that management uses to assess liquidity, financial flexibility and leverage. The company defines net debt as total debt less cash and cash equivalents. The company defines net leverage as net debt divided by adjusted EBITDA from continuing operations for the last twelve months ("LTM"). LTM represents the results for the twelve-month period ended as of the applicable balance sheet date. Free cash flow is a non-GAAP liquidity measure used by investors, financial analysts and management to help evaluate the company's ability to generate cash to pursue opportunities that enhance shareholder value. The company defines free cash flow as net cash flow provided by operating activities, less cash paid for property, plant and equipment. Free cash flow is not a measure of residual cash flow available for discretionary expenditures due to the company's mandatory debt service requirements. Free cash flow is used internally by the company for various purposes, including reporting results of operations to the Board of Directors of the company and analysis of performance.

Management believes that these measures provide a useful representation of our operational performance and liquidity; however, the measures should not be considered in isolation or as a substitute for net cash flow provided by operating activities or net earnings attributable to Owens Corning as prepared in accordance with GAAP.

When the company provides forward-looking expectations for non-GAAP measures, the most comparable GAAP measures and a reconciliation between the non-GAAP expectations and the corresponding GAAP measures are generally not available without unreasonable effort due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP measures in future periods. The variability in timing and amount of adjusting items could have significant and unpredictable effect on our future GAAP results.
Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors and actual results may differ materially from those results projected in the statements. These risks, uncertainties and other factors include, without limitation: levels of residential and non-residential construction activity; demand for our products; industry and economic conditions including, but not limited to, supply chain disruptions, recessionary conditions, inflationary pressures, and interest rate and financial markets volatility; additional changes to tariff, trade or investment policies or laws by the

United States, or similar actions, including reciprocal actions, by foreign governments; availability and cost of energy and raw materials; competitive and pricing factors; relationships with key customers and customer concentration in certain areas; our ability to achieve expected synergies, cost reductions and/or productivity improvements; issues related to acquisitions, divestitures and joint ventures or expansions; climate change, weather conditions and storm activity; legislation and related regulations or interpretations in the United States or elsewhere; domestic and international economic and political conditions, policies or other governmental actions, as well as war and civil disturbance; uninsured losses or major manufacturing disruptions, including those from natural disasters, catastrophes, pandemics, theft or sabotage; environmental, product-related or other legal and regulatory liabilities, proceedings or actions; research and development activities and intellectual property protection; issues involving implementation and protection of information technology systems; foreign exchange and commodity price fluctuations; our level of indebtedness; our liquidity and the availability and cost of credit; the level of fixed costs required to run our business; levels of goodwill or other indefinite-lived intangible assets; loss of key employees and labor disputes or shortages; defined benefit plan funding obligations; and factors detailed from time to time in the company’s filings with the U.S. Securities and Exchange Commission. This information speaks as of November 4, 2026, and is subject to change. The company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities laws. Any distribution of this news release after that date is not intended and should not be construed as updating or confirming such information.

Media Inquiries:	Investor Inquiries:
Megan James	Darren Garvin
mediarelations@owenscorning.com	investorrelations@owenscorning.com
419.348.0768	419.248.7747
Owens Corning Company News / Owens Corning Investor Relations News

Table 1
Owens Corning and Subsidiaries
Consolidated Statements of Earnings
(unaudited)
(in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
NET SALES	$2,489	$2,684	$7,510	$7,961
COST OF SALES	1,874	1,927	5,592	5,621
Gross margin	615	757	1,918	2,340
OPERATING EXPENSES
Marketing and administrative expenses	239	240	749	764
Science and technology expenses	35	39	107	111
Goodwill impairment	366	780	366	780
Intangible assets impairment	77	—	77	—
Loss on sale of business	—	2	—	28
Other expense, net	50	23	169	72
Total operating expenses	767	1,084	1,468	1,755
OPERATING (LOSS) EARNINGS	(152)	(327)	450	585
Non-operating expense	—	1	—	1
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INTEREST AND TAXES	(152)	(328)	450	584
Interest expense, net	62	65	197	192
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	(214)	(393)	253	392
Income tax expense	33	102	150	300
Equity in net (loss) earnings of affiliates	(1)	—	(1)	1
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS	(248)	(495)	102	93
Net (loss) earnings from discontinued operations attributable to Owens Corning, net of tax	(2)	1	(229)	(318)
NET LOSS	$(250)	$(494)	$(127)	$(225)

NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS	$(248)	$(495)	$102	$93
Net earnings (loss) attributable to noncontrolling interests	—	—	2	(1)
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO OWENS CORNING	(248)	(495)	100	94
Net (loss) earnings from discontinued operations attributable to Owens Corning, net of tax	(2)	1	(229)	(318)
NET LOSS ATTRIBUTABLE TO OWENS CORNING	$(250)	$(494)	$(129)	$(224)
(LOSS) EARNINGS PER COMMON SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS
Basic - continuing operations	$(3.15)	$(5.93)	$1.25	$1.11
Basic - discontinued operations	$(0.03)	$0.01	$(2.87)	$(3.75)
Basic	$(3.18)	$(5.92)	$(1.62)	$(2.64)

Diluted - continuing operations	$(3.15)	$(5.93)	$1.25	$1.10
Diluted - discontinued operations	$(0.03)	$0.01	$(2.86)	$(3.73)
Diluted	$(3.18)	$(5.92)	$(1.61)	$(2.63)

Table 2
Owens Corning and Subsidiaries
EBITDA Reconciliation Schedules
(unaudited)
Adjusting (expense) income items to EBITDA are shown in the table below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In millions)	2026	2025	2026	2025
Restructuring excluding depreciation	$(1)	$(7)	$(60)	$(19)
Acquisition-related integration costs excluding depreciation	—	(9)	(9)	(15)
Gains on sale of certain precious metals	7	14	29	35
Impairment of investments	(33)	—	(40)	—
Paroc marine recall	—	—	(33)	(2)
Gain (Loss) on sale of businesses	2	(2)	6	(28)
Goodwill impairment	(366)	(780)	(366)	(780)
Intangible assets impairment	(77)	—	(77)	—
Gain on sale of site (a)	—	—	4	—
Total adjusting items	$(468)	$(784)	$(546)	$(809)
(a)This gain relates to the sale of a site that was part of a previous restructuring action in the Roofing segment.
The reconciliation from Net (loss) earnings from continuing operations attributable to Owens Corning to Adjusted EBITDA from continuing operations is shown in the table below:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2026	2025	2026	2025
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO OWENS CORNING	$(248)	$(495)	$100	$94
Net earnings (loss) attributable to noncontrolling interests	—	—	2	(1)
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS	(248)	(495)	102	93
Equity in net (loss) earnings of affiliates	(1)	—	(1)	1
Income tax expense	33	102	150	300
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	(214)	(393)	253	392
Interest expense, net	62	65	197	192
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INTEREST AND TAXES	(152)	(328)	450	584
Less: Adjusting items from above	(468)	(784)	(546)	(809)
Depreciation & Amortization	173	182	522	513
ADJUSTED EBITDA FROM CONTINUING OPERATIONS	$489	$638	$1,518	$1,906
Net sales	$2,489	$2,684	$7,510	$7,961
ADJUSTED EBITDA as a % of Net sales	20%	24%	20%	24%

Table 3
Owens Corning and Subsidiaries
EPS Reconciliation Schedules
(unaudited)
(in millions, except per share data)
A reconciliation from Net (loss) earnings from continuing operations attributable to Owens Corning to adjusted earnings from continuing operations and a reconciliation from diluted earnings from continuing operations per share to adjusted diluted earnings from continuing operations per share are shown in the tables below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
RECONCILIATION TO ADJUSTED EARNINGS FROM CONTINUING OPERATIONS
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO OWENS CORNING	$(248)	$(495)	$100	$94
Adjustment to remove adjusting items and other adjustments (a)	468	784	546	809
Adjustment to remove adjusting items for depreciation and amortization (b)	3	16	15	25
Adjustment to remove tax (benefit)/expense on adjusting items and other adjustments (c)	(34)	(24)	(57)	(32)
Adjustment to tax expense/(benefit) to reflect pro forma tax rate (d)	3	25	4	26
ADJUSTED EARNINGS FROM CONTINUING OPERATIONS	$192	$306	$608	$922
RECONCILIATION TO ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS FROM CONTINUING OPERATIONS
DILUTED EARNINGS PER COMMON SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS	$(3.15)	$(5.93)	$1.25	$1.10
Adjustment to remove adjusting items and other adjustments (a)	5.94	9.40	6.81	9.48
Adjustment to remove adjusting items for depreciation and amortization (b)	0.04	0.19	0.19	0.29
Adjustment to remove tax (benefit)/expense on adjusting items and other adjustments (c)	(0.43)	(0.29)	(0.71)	(0.38)
Adjustment to tax expense/(benefit) to reflect pro forma tax rate (d)	0.04	0.30	0.04	0.32
ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS FROM CONTINUING OPERATIONS	$2.44	$3.67	$7.58	$10.81
RECONCILIATION TO DILUTED SHARES OUTSTANDING
Weighted average shares outstanding used for basic earnings per share	78.7	83.4	79.9	84.7
Unvested restricted shares and performance shares	—	—	0.3	0.6
Diluted shares outstanding	78.7	83.4	80.2	85.3

(a)	Please refer to Table 2 "EBITDA Reconciliation Schedules" for additional information on adjusting items.
(b)	To remove the impact of accelerated depreciation and amortization charges for restructuring projects and impairments which are excluded from adjusted earnings from continuing operations.
(c)	The tax impact of adjusting items is based on our expected tax accounting treatment and rate for the jurisdiction of each adjusting item.
(d)
To compute adjusted earnings from continuing operations, we apply a full year pro forma effective tax rate to each quarter presented. For 2026, we have used a full year pro forma effective tax rate of 25%, which is the mid-point of our 2026 effective tax rate guidance of 24% to 26%. For comparability, in 2025, we have used an effective tax rate of 25%, which was our 2025 effective tax rate excluding the adjusting items referenced in (a), (b) and (c).

Table 4
Owens Corning and Subsidiaries
Consolidated Balance Sheets
(unaudited)
(in millions, except per share data)

	September 30,	December 31,
ASSETS	2026	2025
CURRENT ASSETS
Cash and cash equivalents	$179	$345
Receivables, less allowance of $3 at September 30, 2026 and $4 at December 31, 2025	1,173	937
Inventories	1,464	1,472
Other current assets	206	165
Current assets of discontinued operations	—	426
Total current assets	3,022	3,345
Property, plant and equipment, net	4,204	4,170
Operating lease right-of-use assets	465	507
Goodwill	1,288	1,679
Intangible assets, net	2,341	2,535
Deferred income taxes	15	10
Other non-current assets	512	480
Non-current assets of discontinued operations	—	254
TOTAL ASSETS	$11,847	$12,980
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$1,373	$1,257
Current operating lease liabilities	86	83
Short-term debt	102	50
Long-term debt - current portion	539	435
Other current liabilities	576	613
Current liabilities of discontinued operations	—	222
Total current liabilities	2,676	2,660
Long-term debt, net of current portion	4,250	4,687
Pension plan liability	35	38
Other employee benefits liability	92	96
Non-current operating lease liabilities	406	450
Deferred income taxes	861	737
Other liabilities	326	323
Non-current liabilities of discontinued operations	—	96
Total liabilities	8,646	9,087
OWENS CORNING STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share (a)	—	—
Common stock, par value $0.01 per share (b)	1	1
Additional paid-in capital	4,266	4,256
Accumulated earnings	4,144	4,463
Accumulated other comprehensive deficit	(374)	(437)
Cost of common stock in treasury (c)	(4,874)	(4,430)
Total Owens Corning stockholders’ equity	3,163	3,853
Noncontrolling interests	38	40
Total equity	3,201	3,893
TOTAL LIABILITIES AND EQUITY	$11,847	$12,980
(a)10 shares authorized; none issued or outstanding at September 30, 2026 and December 31, 2025
(b)400 shares authorized; 135.5 issued and 77.1 outstanding at September 30, 2026; 135.5 issued and 80.2 outstanding at December 31, 2025
(c)58.4 shares at September 30, 2026 and 55.3 shares at December 31, 2025

Table 5
Owens Corning and Subsidiaries
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Nine Months Ended September 30,
	2026	2025
NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES
Net Loss	$(127)	$(225)
Adjustments to reconcile net losses to cash provided by operating activities:
Loss on discontinued operations	183	409
Depreciation and amortization	522	513
Loss on sale of business	—	28
Deferred income taxes	96	100
Stock-based compensation expense	49	54
Goodwill impairment	366	780
Intangible assets impairment	77	—
Gains on sale of certain precious metals	(29)	(35)
Other adjustments to reconcile net earnings to cash from operating activities	20	(24)
Change in operating assets and liabilities	(73)	(372)
Pension fund contribution	(5)	(5)
Payments for other employee benefits liabilities	(8)	(7)
Other	(14)	(20)
Net cash flow provided by operating activities	1,057	1,196
NET CASH FLOW USED FOR INVESTING ACTIVITIES
Cash paid for property, plant and equipment	(623)	(567)
Proceeds from sale of assets or affiliates	76	63
Proceeds from sale of Glass Reinforcements business, net of cash divested	364	—
Other	11	(9)
Net cash flow used for investing activities	(172)	(513)
NET CASH FLOW USED FOR FINANCING ACTIVITIES
Proceeds from senior revolving credit and receivables securitization facilities	—	329
Payments on senior revolving credit and receivables securitization facilities	—	(329)
Net proceeds from commercial paper	50	40
Payments on long-term debt	(400)	(29)
Dividends paid	(189)	(176)
Purchases of treasury stock	(506)	(583)
Finance lease payments	(34)	(34)
Other	2	(1)
Net cash flow used for financing activities	(1,077)	(783)
Effect of exchange rate changes on cash	(28)	82
Net decrease in cash, cash equivalents and restricted cash	(220)	(18)
Cash, cash equivalents and restricted cash, beginning of period	407	369
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$187	$351

Table 6
Owens Corning and Subsidiaries
Segment Information
(unaudited)
Roofing
The table below provides a summary of net sales and EBITDA for the Roofing segment:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2026	2025	2026	2025
Net sales	$1,042	$1,240	$3,315	$3,663
% change from prior year	-16%	2%	-10%	3%
EBITDA	$299	$423	$971	$1,212
EBITDA as a % of net sales	29%	34%	29%	33%

Insulation
The table below provides a summary of net sales and EBITDA for the Insulation segment:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2026	2025	2026	2025
Net sales	$1,001	$941	$2,839	$2,784
% change from prior year	6%	-7%	2%	-5%
EBITDA	$215	$212	$595	$662
EBITDA as a % of net sales	21%	23%	21%	24%

Doors
The table below provides a summary of net sales and EBITDA for the Doors segment:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2026	2025	2026	2025
Net sales	$483	$545	$1,471	$1,639
% change from prior year	-11%	-5%	-10%	85%
EBITDA	$25	$56	$116	$199
EBITDA as a % of net sales	5%	10%	8%	12%

Table 7
Owens Corning and Subsidiaries
Corporate, Other and Eliminations
(unaudited)
Corporate, Other and Eliminations
The table below provides a summary of EBITDA for the Corporate, Other and Eliminations category:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2026	2025	2026	2025
Restructuring excluding depreciation	$(1)	$(7)	$(60)	$(19)
Acquisition-related integration costs excluding depreciation	—	(9)	(9)	(15)
Gains on sale of certain precious metals	7	14	29	35
Impairment of investments	(33)	—	(40)	—
Paroc marine recall	—	—	(33)	(2)
Gain (Loss) on sale of businesses	2	(2)	6	(28)
Goodwill impairment	(366)	(780)	(366)	(780)
Intangible assets impairment	(77)	—	(77)	—
Gain on sale of site (a)	—	—	4	—
General corporate expense and other	(50)	(53)	(164)	(167)
EBITDA	$(518)	$(837)	$(710)	$(976)
(a)This gain relates to the sale of a site that was part of a previous restructuring action in the Roofing segment.

Table 8
Owens Corning and Subsidiaries
Free Cash Flow Reconciliation Schedule
(unaudited)

The reconciliation from net cash flow provided by operating activities to free cash flow is shown in the table below:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2026	2025	2026	2025
NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES	$813	$918	$1,057	$1,196
Less: Cash paid for property, plant and equipment	(191)	(166)	(623)	(567)
FREE CASH FLOW	$622	$752	$434	$629

Table 9
Owens Corning and Subsidiaries
Net Leverage Reconciliation Schedules
(unaudited)
(in millions)

Adjusting (expense) income items to EBITDA are shown in the table below:

	Twelve Months Ended	Nine Months Ended		Last Twelve Months (LTM) Ended
	December 31,	September 30,		September 30,
	2025	2026	2025	2026
(In millions)	(A)	(B)	(C)	(A) + (B) - (C)
Restructuring excluding depreciation	$(27)	$(60)	$(19)	$(68)
Acquisition-related integration costs excluding depreciation	(26)	(9)	(15)	(20)
Gains on sale of certain precious metals	45	29	35	39
Impairment of investments	—	(40)	—	(40)
Paroc marine recall	(2)	(33)	(2)	(33)
Gain (Loss) on sale of businesses	(30)	6	(28)	4
Goodwill impairment	(1,135)	(366)	(780)	(721)
Intangible assets impairment	(39)	(77)	—	(116)
Gain on sale of site (a)	—	4	—	4
Total adjusting items (b)	$(1,214)	$(546)	$(809)	$(951)
(a)This gain relates to the sale of a site that was part of a previous restructuring action in the Roofing segment.
(b)For fiscal year 2025, please refer to our 2025 Form 10-K filing in the "Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") From Continuing Operations" section of Management's Discussion and Analysis for additional information on these adjusting items. For the nine months ended September 30, 2025 and September 30, 2026, please refer to our Form 10-Q filing for the third quarter of 2026 in the "Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") From Continuing Operations" section of Management's Discussion and Analysis for additional information on these adjusting items.
The reconciliation from Net (loss) earnings from continuing operations attributable to Owens Corning to Adjusted EBITDA from continuing operations is shown in the table below:

	Twelve Months Ended	Nine Months Ended		Last Twelve Months (LTM) Ended
	December 31,	September 30,		September 30,
	2025	2026	2025	2026
(In millions)	(A)	(B)	(C)	(A) + (B) - (C)
Net (loss) earnings from continuing operations attributable to Owens Corning	$(188)	$100	$94	$(182)
Net earnings (loss) attributable to noncontrolling interests	—	2	(1)	3
Net (loss) earnings from continuing operations	(188)	102	93	(179)
Equity in net earnings of affiliates	1	(1)	1	(1)
Income tax expense	293	150	300	143
Earnings from continuing operations before taxes	104	253	392	(35)
Interest expense, net	256	197	192	261
Earnings from continuing operations before interest and taxes	360	450	584	226
Less: Adjusting items (a)	(1,214)	(546)	(809)	(951)
Depreciation and amortization	694	522	513	703
Adjusted EBITDA from continuing operations	$2,268	$1,518	$1,906	$1,880
(a)Management excludes from Net (loss) earnings from continuing operations attributable to Owens Corning certain items it believes are not representative of ongoing operations. Please refer to the previous table above for explanation of adjusting items.

The reconciliation from 'Total debt to Net (loss) earnings from continuing operations attributable to Owens Corning' to Net leverage is shown in the table below:

September 30,
2026
Short-term debt	$102
Long-term debt - current portion	539
Long-term debt, net of current portion	4,250
Total debt	4,891
Less: Cash and cash equivalents	(179)
NET DEBT	$4,712

LTM Net (loss) earnings from continuing operations attributable to Owens Corning (a)	$(182)
Total debt / LTM Net (loss) earnings from continuing operations attributable to Owens Corning	(26.9)

LTM Adjusted EBITDA from continuing operations (a)	$1,880
Net leverage	2.5
(a)Please refer to previous table above for the reconciliation of net earnings from continuing operations attributable to Owens Corning to Adjusted EBITDA from continuing operations for the last twelve months ended September 30, 2026.